SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                                Jasmine's Garden
       -----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       -----------------------------------------------------------------
        (Name of Person Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a- 6(I)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

                                 common stock

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:
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                                Jasmine's Garden
                               32740 Greene Drive
                             Springville, CA 93265


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 28, 2003

To our Shareholders:

The ANNUAL MEETING of Shareholders of Jasmine's Garden, a Nevada corporation (the "Company") will be held at 590 West Putnam Avenue, Porterville, California, on Friday, March 28, 2003, at 3:00 p.m. Pacific Time, to conduct the annual election of directors and to consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on February 28, 2003 2001 are entitled to notice of, and to vote at, the annual shareholder's meeting.

All shareholders are extended a cordial invitation to attend the Consolidated Meeting of Shareholders.

By Order of the Board of Directors.

JACK GREGORY
-----------------------
JACK GREGORY, President
Springfield, CA
February 28, 2003

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THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE
MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.
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                                JASMINE'S GARDEN
                                PROXY STATEMENT
                  FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON March 28, 2003

I. INTRODUCTION

The Board of Directors of Jasmine's Garden, a Nevada corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2003 ANNUAL MEETING of Shareholders of the Company to be held AT 590 West Putnam Avenue, Porterville, California, on Friday, March 28, 2003, at 3:00 p.m. Pacific Time, and any adjournments thereof. The Notice of ANNUAL MEETING and Proxy Card are being mailed to shareholders on or about February 28, 2003. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, was filed on January 23, 2003, and a copy will be available to any shareholder requesting it in writing.


II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on February 28, 2003, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the ANNUAL MEETING. Persons who were not shareholders on such date will not be allowed to vote at the ANNUAL MEETING. At the close of business on the record date, there were 6,015,400 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the ANNUAL MEETING, is required for approval of each of the Company's proposals.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the ANNUAL MEETING. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the ANNUAL MEETING by filing with the Chief Executive Officer of the Company, Dr. JACK GREGORY, at the address set forth above, a written revocation of such proxy,or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Annual Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the ANNUAL MEETING.

      III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of February 28, 2003, by: (i) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.


Name and Address             Number of Shares         Percentage Owned
----------------------     ---------------------     -------------------
Jasmine Gregory*                 5,700,000                  95%
Jack Gregory
34808 Highway 190
Springville, CA 93265


Officers and Directors
as a Group                       5,700,000                  95%
------------
 * Jack Gregory and Jasmine Gregory are husband and wife. Jasmine Gregory holds 3,000,000 shares in her name, and Jack Gregory holds 2,700,000 shares in his name.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

                                IV. MANAGEMENT

                 EXECUTIVE OFFICERS, KEY EMPLOYEES AND DIRECTORS

The members of the Board of Directors of Jasmine's serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

The current executive officers, key employees and directors of Jasmine's are:

Name                      Age                     Position
------------------        ---             ------------------------
Jack Gregory, M.D.        71              President, Director

Jasmine A. Gregory        63              Secretary, CFO, Director


Jack Gregory, M.D. - Dr. Gregory is the current President and Director of Jasmine's since its inception. He is the former President and Director of Champion Financial Corporation, a company engaged in the business of the import of synthetic rubber products, from 1991 through 1993. Dr. Gregory has been a sole medical practitioner since 1963. He served in the United States Army as Captain of the Army National Guard Medical Corps. from 1960 through 1966. Dr. Gregory graduated from the University of California at Los Angeles with a B.S. in 1953, received an M.S. in Microbiology from the University of Hawaii, 1955, a PhD. in Microbiology from the University of Pennsylvania in 1957, and an M.D. from the University of Southern California, Los Angeles, 1961.

Jasmine Gregory. Ms. Gregory is the current Secretary, Chief Financial Officer and Director of Jasmine's since its inception. From 1960 through 1978, while raising her children, she was active in studying art, coordinating fashion shows, and designing evening wear. From 1979 through 1982, Ms. Gregory designed and manufactured a contemporary women's dress line. From 1983 through 1997, Ms. Gregory competed in states and international photography competitions. Since 1998, she has been using computer graphics to generate true to life images of fruits and plants in her new greeting card collection. She holds an A.A. in fashion design from Los Angeles Trade Tech. College, and studied computer graphics at Porterville College.
--------------------------
*Jack Gregory and Jasmine Gregory are husband and wife.

                     V. EXECUTIVE COMPENSATION

The following table sets forth both the compensation paid or accrued by the Company for services rendered by executive officers of the Company for the fiscal year ended December 31, 2002. No executive officer's total compensation exceeded $100,000 based on salary and bonus during any of the three years.


                            SUMMARY COMPENSATION TABLE

                               Annual Compensation      Long-Term Compensation
                               -------------------      ----------------------
Name and Principal Position         Year    Salary ($)    Bonus

($)    Other ($)    Options (No.)
        -----------------------------------------------------------------
                                    NONE PAID


     VI. LEGAL PROCEEDINGS

Jasmine's Garden is not a party to any legal proceedings.

     VII. MARKET FOR THE COMPANY'S COMMON STOCK AND RELATED SECURITY HOLDER MATTERS

Jasmine's Garden has no current market for its common stock. If its application for a quotation of securities on the NASD over-the-counter bulletin board is approved, then the company will have a market for its common stock. There can be no assurance that this application will be granted. Last year, the company's application through market maker National Capital, LLC, was approved, and the company's common stock was quoted at $1.10 and $1.50 per share. However, National Capital then experienced internal financial problems and closed down. This left the company without a market maker, as National Capital, the sponsoring market maker, according to NASDAQ Rules, can be the only market maker during the first 30 days of the quotation being published. The company is in the process of filing a new application for a quotation of its securities on the over-the-counter bulletin board.

As of the close of business on February 28, 2003, there were 113 shareholders of record of the Company's Common Stock.

     VIII. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      None.

     IX.  PROPOSAL ONE: THE ELECTION OF DIRECTORS

The nominees for directors, to serve until the next duly held annual meeting, are:

         Jack Gregory, 71, is the current President and Director of the Company since its inception in March 2001. He has been self employed in the practice of medicine as a medical doctor since 1963. He holds a B.A. from UCLA an M.S. from the University of Hawaii, a Ph.D from the University of Pennsylvania, and an M.D. from USC.

         Jasmine Gregory, 63, is the current Vice President and Director of the Company since its inception in March 2001. She holds an Associate of Arts degree in Fashion Design from Los Angeles Trade Technical College. She has extensive experience in art, digital photography and computer graphics and is responsible for the existing library of designs that the Company now possesses and exhibits on its website.

         The Audit Committee of Directors is composed of Jack Gregory and Jasmine Gregory. The functions performed by this committee are to review the Company's accounting practices on an ongoing basis and to recommend reporting and other financially related regulatory requirements. This committee met four times during the fiscal year 2002. The Company is very aware of the new requirements of the Sarbanes-Oxley Act as well as those requirements of the Exchanges on which the Company expects to be listed. As the Company grows and its financial statements become more complex the Directors intend to expand the audit committee until all requirements are met. Frankly, the cost of meeting those requirements at this time are beyond the capabilities of the Company.


      X.  OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the 2003 ANNUAL MEETING. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

      IX. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2003 ANNUAL MEETING of Shareholders must be received by the Company by March 10, 2003, be included in the ANNUAL MEETING.


      X. ANNUAL REPORT TO SHAREHOLDERS: FORM 10-KSB

The Company filed its Annual Report for the fiscal year ended December 31, 2002 on Form 10KSB on January 23, 2003. The Company will furnish, without charge, to each person whose proxy is being solicited, and to any shareholder of the Company, upon written request of any such person, a copy of the Company's Annual Report of Form 10-K for the year ended December 31, 2002, including all financial statements and financial statement schedules thereto, and any exhibit included in the list accompanying the Form 10-K, to any shareholder, upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibits. Requests for copies of such report, and/or exhibits, should be directed to Dr. JACK GREGORY, Chief Executive Officer, at the Company's principal executive offices.

The report, financial statements and exhibits are also available at the Securities and Exchange Commission's Internet website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS,


 JACK GREGORY
------------------------
JACK GREGORY, President
 Springfield, California
 February 28, 2003


Exhibit 1 - Proxy Card

                                      PROXY

The undersigned shareholder of Jasmine's Garden (The "Company") hereby appoints JACK GREGORY as proxy holder of the undersigned to attend the Annual meeting of the Company to be held on March 28,2003 and any adjournment thereof with authority to act and vote therat for an on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned in respect of the matters indicated below as follows:

For the election of Directors:

     1.  For Jack Gregory

FOR________          AGAINST__________     ________ABSTAIN

     2. For Jasmine Gregory

FOR________          AGAINST__________     ________ABSTAIN

If this proxy is not dated it will be deemed to bear the date on which it was mailed.

Executed this ____day of _________, 2003.

                                        ________________________
Name of Shareholder                     Signature of Shareholder

                                        ________________________
Address (if different from above)       Signature of Shareholder